UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report                     February 25, 2003

         Date of earliest event reported    February 21, 2003


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)

            Oklahoma                       0-12396             73-0970298
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                           Identification Number)


Enterprise Plaza
5600 N. May Avenue
Suite 320
Oklahoma City, Oklahoma                                          73112
(Address of principal executive offices)                       (Zip Code)

                                       N/A
          (Former name or former address, if changed since last report)

                                THE BEARD COMPANY

                                    FORM 8-K

Item 5.  Other Events.

     Complete details concerning the matter requiring the filing of this report are set forth in the News Release attached as Exhibit 99 hereto, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) The following exhibits are filed with this Form 8-K and are identified by the numbers indicated:

Exhibit
  No.                   Description
  ---                   -----------

  99         Press Release dated February 25, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE BEARD COMPANY

                                      /s/Herb Mee, Jr.
                                         Herb Mee, Jr., President

Date:  February 25, 2003

                                 EXHIBIT INDEX

Exhibit
No.        Description                        Method of Filing
-------    -----------                        ----------------

99         Press Release dated February 25,   Filed herewith electronically
           2003